UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                    ____________________________________


                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):  December 15, 2003


                           PENNICHUCK CORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


        NEW HAMPSHIRE                0-18552              02-0177370
        -------------                -------              ----------
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)       Identification Number)


                Four Water Street, Nashua, New Hampshire 03060
                ----------------------------------------------
        (Address of principal executive offices, including Zip Code)


                               (603) 882-5191
                               --------------
            (Registrant's telephone number, including area code)


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Item 5 - Other Events and Regulation FD Disclosure.
---------------------------------------------------

      Pennichuck Corporation ("Company") announced that its Board of Directors has unanimously rejected a proposal by the City of Nashua to purchase all assets of Pennichuck Corporation and its subsidiaries for $121 million in cash.

      A copy of the Company's press release dated December 15, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits.
-------------------------------------------

      (c)   The following exhibit is submitted herewith:

      Exhibit 99.1 Press Release - "Pennichuck Corporation Rejects City of Nashua Purchase Proposal" dated December 15, 2003



                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Pennichuck Corporation
                                      ----------------------
                                           Registrant


Dated:  December 16, 2003             /s/ Charles J. Staab
                                          --------------------------------
                                          Charles J. Staab, Vice President,
                                          Treasurer and Chief Financial
                                          Officer

                              LIST OF EXHIBITS
                              ----------------

Exhibit No.     Description
-----------     -----------

99.1 Press Release - "Pennichuck Corporation Rejects City of Nashua Purchase Proposal" dated December 15, 2003


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